AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), is entered into by and between TXP CORPORATION, a Nevada corporation (the “Company”), and YA GLOBAL INVESTMENTS, L.P. (F/K/A CORNELL CAPITAL PARTNERS, L.P.) (the “Buyer”).

WHEREAS:

A. The parties hereto previously entered into that certain Securities Purchase Agreement dated as of March 30, 2007 (the "Agreement").

B. The parties to the Agreement now desire to amend certain provisions set forth in the Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. AMENDMENT OF SECOND “WHEREAS” CLAUSE. The second “Whereas” clause of the Agreement is hereby amended and replaced in its entirety with the following:

“WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase (i) up to Five Million Dollars ($5,000,000) of secured convertible notes in the form attached hereto as “Exhibit A” (the “Convertible Notes”), which shall be convertible into shares of the Company’s common stock, par value $0.001 (the “Common Stock”) (as converted, the “Conversion Shares”), and (ii) warrants substantially in the form attached hereto as “Exhibit B” (the “Warrants”), to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer’s name in column (5) of the Schedule I (as exercised, the “Warrant Shares”) of which Four Million Dollars ($4,000,000) shall be funded within five (5) business days following the date hereof (the “First Closing”) and One Million Dollars ($1,000,000) shall be funded on or before December 15, 2007 (or one hundred eighty (180) days prior to the filing of the registration statement (the “Registration Statement”) pursuant to the Registration Rights Agreement dated March 30, 2007, with the SEC) (the “Second Closing”) (individually referred to as a “Closing” collectively referred to as the “Closings”), for a total purchase price of up to Five Million Dollars ($5,000,000), (the “Purchase Price”) in the respective amounts set forth opposite each Buyer(s) name on Schedule I (the “Subscription Amount”);”

2. AMENDMENT OF SECTION 1(b). Section 1(b) of the Agreement is hereby amended and replaced in its entirety with the following:

“(b) Closing Dates. The First Closing of the purchase and sale of the Convertible Notes and Warrants shall take place at 10:00 a.m. Eastern Standard Time on the fifth (5th) business day following the date hereof, subject to notification of satisfaction of the conditions to the First Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the “First Closing Date”) and the Second Closing of the purchase and sale of the Convertible Notes shall take place on or before December 15, 2007 (or one hundred eighty (180) days prior to the filing of the registration statement (the “Registration Statement”) pursuant to the Registration Rights Agreement dated March 30, 2007, with the SEC), subject to notification of satisfaction of the conditions to the Second Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the “Second Closing Date”) (collectively referred to a the “Closing Dates”). The Closings shall occur on the respective Closing Dates at the offices of Yorkville Advisors, LLC, 3700 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer(s)).”

3. AMENDMENT OF SECTION 7(b)(iv). Section 7(b)(iv) of the Agreement is hereby amended and replaced in its entirety with the following:

“(iv) The Company certifies that it will file, within one hundred eighty (180) days of the Second Closing Date, the Registration Statement with the SEC, materially in compliance with the rules and regulations promulgated by the SEC for filing thereof.”

4. EFFECT ON OTHER TERMS. This Amendment shall be deemed effective as of December 13, 2007, as if entered into on such date. All other terms set forth in the Agreement shall remain unchanged and this Amendment and the Agreement shall be deemed a single integrated agreement for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed as of day and year first above written.

COMPANY:
TXP CORPORATION

By: /s/ Michael Shores
Name: Michael Shores
Title: Chief Executive Officer

BUYER:
YA GLOBAL INVESTMENTS, L.P.
By: Yorkville Advisors, LLC
Its: Investment Manager

By: /s/ Mark A. Angelo
Name: Mark A. Angelo
Its: President & Portfolio Manager